UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2020

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
On March 10, 2020, Cleveland-Cliffs Inc., an Ohio corporation (“Cliffs”), held its special meeting of shareholders (the “Cliffs Special Meeting”) to vote on the Cliffs proposals identified in the definitive joint proxy statement/prospectus dated February 4, 2020 (the “Definitive Proxy Statement”).
As of January 31, 2020, the record date for the Cliffs Special Meeting, there were issued and outstanding a total of 271,438,705 Cliffs common shares entitled to vote at the Cliffs Special Meeting. A quorum of 159,937,115 shares were represented in person or by proxy at the Cliffs Special Meeting. The number of votes cast for and against, as well as abstentions, with respect to each proposal is set forth below:
1.    Proposal to approve the Agreement and Plan of Merger, dated as of December 2, 2019, among Cliffs, AK Steel Holding Corporation (“AK Holding”) and Pepper Merger Sub Inc. (the “Merger Agreement”), and the transactions contemplated thereby, including the issuance of Cliffs common shares in connection with the merger (the “Cliffs Merger Proposal”).
The table below details the voting results for this proposal.

For:	Against:	Abstain:
153,510,177	5,853,565	573,373
2.    Proposal to adjourn the Cliffs Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Cliffs Special Meeting to approve the Cliffs Merger Proposal (the “Cliffs Adjournment Proposal”).
The table below details the voting results for this proposal.

For:	Against:	Abstain:
146,263,661	12,343,326	1,330,128
Although the Cliffs Adjournment Proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Cliffs Special Meeting was determined not to be necessary or appropriate.

Item 8.01.	Other Events.
Concurrently with the Cliffs Special Meeting, AK Holding held a special meeting of its stockholders (the “AK Holding Special Meeting”) to vote on the AK Holding proposals identified in the Definitive Proxy Statement. On March 10, 2020, Cliffs and AK Holding issued a joint press release announcing the results of the Cliffs shareholder votes at the Cliffs Special Meeting and the AK Holding stockholder votes at the AK Holding Special Meeting. A copy of the press release issued is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

99.1	Press release announcing shareholder voting results, dated March 10, 2020
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	March 10, 2020	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary